--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                            Capital Appreciation Fund
--------------------------------------------------------------------------------
                                December 31, 1997
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REPORT HIGHLIGHTS
================================================================================

CAPITAL APPRECIATION FUND

* Recovering from an October setback triggered by an Asian currency crisis, the stock market posted its third consecutive annual advance of over 20%.

* The fund's returns of 6.83% and 16.20% were solid but, reflecting our conservative approach, did not match the surging S&P 500 Stock Index or Lipper peer group average.

* Security diversification changed little during the period, with 53% of net assets in stocks and 23% in convertibles remaining our largest commitments.

* The consumer services and utilities groups were major contributors to the fund's second-half advance. For the year, media stocks were major winners; gold stocks performed poorly.

* We think the investment outlook deteriorated somewhat over 1997, and we will maintain but not intensify our risk-averse strategy.

FELLOW SHAREHOLDERS

     Have you ever felt great but suspected you were coming down with a cold, or worse? It's hardly scientific, but that's my stock market diagnosis. We have completed an unprecedented third straight year of gains over 20%. The Capital Appreciation Fund advanced strongly, but given its cautious strategy could not keep up with the broad market. Competitive funds, which we think are typically riskier, also topped our returns. During the year's few periods of market difficulty, however, your fund's performance was outstanding.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                       6 Months         12 Months
--------------------------------------------------------------------------------
Capital Appreciation Fund                       6.83%            16.20%
S&P 500                                        10.58             33.36
Lipper Capital Appreciation
Funds Average                                   8.97             20.36
================================================================================

     Nothing would please us more than another strong market advance in 1998. But, regardless of the market's health, we will continue to practice preventive medicine: maintaining financial health and preserving wealth will be our priorities.

YEAR-END DISTRIBUTIONS

     On December 26, your Board of Trustees declared an income distribution of $0.50 per share, a short-term capital gain of $0.24 per share, and a long-term capital gain of $1.34 per share to shareholders of record on that date. You should already have received a check or statement reflecting these distributions, as well as your Form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT

     The broad stock market rose for the seventh consecutive year. Unlike the prior six, however, 1997 saw considerably more price volatility. For example, the Dow Jones Industrial Average fell nearly 11% from its March high to its April low, and about 14% from its October high to low--including 7.5% in one day. Previously, there had not been a decline greater than 10% since 1990. Long-term interest rates fell during the year, while short-term rates were largely unchanged. Although the relationship of short and long rates is still "normal," one would expect that if 1997 trends continue, the economy might start to wheeze. But, so far, so good.

==============================
INFLATION  REMAINS  IN  CHECK,
WHICH IS UNUSUAL  SINCE  LABOR
IS TIGHT  AND WAGES . . . HAVE
BEGUN TO RISE.
------------------------------

     Inflation remains in check, which is unusual since labor is tight and wages, which represent about two-thirds of all costs, have begun to rise. Drastic corporate cost reductions and foreign competition are a possible explanation consistent with today's s trong corporate earnings, but we admit to being mildly surprised. Although the inflation virus could remain dormant for a long time, at some point it seems almost certain that the owners of the vast financial wealth created over the past 15 years will want to spend it--or spend more of it. When that happens, the threat of rising prices will again concern investors. In the meantime, slower economic growth and subdued inflation could lead to very low interest rates--one has only to look at the 1.5% rate in Japan to realize just how low low can be!

     Outside the United States, the big news was sick currencies and stock markets in Korea, Thailand, Indonesia and some of their neighbors--the financial Asian flu. What a change from only six months ago, when these economies were being hailed for their vigor. Today the big banks who enthusiastically stoked Korean companies with money are seeking bailouts from the international community and, indirectly, U.S. taxpayers. Observers have tended to downplay the potential negative effects on the U.S., but we remain concerned. While direct trade links are small in relation to our huge economy, the financial and commodity links are significant. The Asian flu looks contagious and difficult to quarantine.

PORTFOLIO HIGHLIGHTS

     Every six months we review the contribution that our individual holdings make to the performance of the fund (see page 8 for the best and worst contributors). This calculation captures both the performance of the security (its percentage price change) and the size of our position in the portfolio. As they have so often in the fund's history, media stocks deserve special recognition. This year NEW YORK TIMES and WASHINGTON POST were important contributors. Both remain large holdings, although we have found it prudent to substantially reduce the Times position. We also trimmed two of our other big winners, AUTOMATIC DATA PROCESSING convertible bonds and FirstEnergy. FIRSTENERGY was formed from the merger of two holdings, CENTERIOR, where we had a very large position, and OHIO EDISON. Further, we own the preferred stock of one of its operating entities, CLEVELAND ELECTRIC. FirstEnergy was our number one contributor to fund performance and is our largest holding; it and UNICOM continue our long line of utility successes. Our biggest disappointments were the plummeting gold mining stocks, which we continue to own as insurance should the environment unexpectedly weaken. The fund's 4.4% commitment in this sector consists of NEWMONT MINING, HOMESTAKE MINING, and LONRHO, and their impact on the portfolio was painful but not fatal. Moreover, while gold stock indices generally fell by one-third, our holdings declined much less.

     [Edgar description: Security Diversification pie chart: Common stocks 53%; Convertibles 23%; Preferred Stocks 3 %; Bonds 10 %; Reserves 11%.]

     New purchases included 22 new convertibles and equities during the year. NIAGARA MOHAWK and MACMILLAN BLOEDEL stocks and CHIRON convertible bonds were three of the more significant recent purchases. More important than these new positions and our eliminations was the constant adding or trimming of long-term holdings. This activity seeks to take advantage of fluctuating individual share prices and is also a response to the ebb and flow of shareholder money into the fund. We always try to maximize your return and lock in some gains if we think them vulnerable to a major market decline. An unusual fixed income purchase is now one of our top five holdings--TENNESSEE VALLEY AUTHORITY (TVA) bonds. These high-quality debt securities have provisions that allow us to sell them back to the issuer. Should interest rates fall, we expect these bonds to appreciate almost as much as similar maturity government bonds, and, if rates rise, we will have much smaller losses. In return for these favorable risk/return characteristics, we give up a portion of current income--a reasonable trade-off given the uncertainty and potential magnitude of possible future interest rate changes.

     The aggregate portfolio positioning by asset class remained largely the same over the course of the year. We have about one-half our money in common stocks, about one-quarter in convertible securities, and the remainder largely split between cash substitutes and fixed income holdings. This balanced diet strikes us as appropriate, but we could change without hesitation if the environment shifts, or, more likely, if we develop strong convictions about the attractiveness of individual securities.

WHAT'S WRONG WITH AMERICA: SPOTLIGHT ON FINANCIAL ACCOUNTING

     No, we are not going to launch into a diatribe about politics, morality, or religion; but we think a word about financial accounting is in order. Despite the efforts of the Financial Accounting Standards Board, reported numbers are increasingly suspect. Using various excuses and subterfuges, including the laudable desire to present conservative balance sheets, corporate managements are overstating earnings. This overstatement, in turn, leads to possibly inflated stock prices and top management compensation. Three of the obvious and extreme excesses are (1) writing down assets to lower future costs, (2) merger accounting practices that do not recognize the market value of assets distributed for those assets acquired, and (3) stock options that enable managements to reward themselves outside the normal flows of the income statement.

     Admittedly, these issues seem arcane, but they are critical to investors and investment managers. The ability to measure a corporation's progress or compare it to its competitors is being drastically degraded. Remember, changing the scale on a thermometer may allow you to ignore the fever, but you are still sick.

FUND OPERATING GUIDELINES

     Since the very beginning of the fund, we have sought to follow a set of reasonably simple operating guidelines. Since they differ significantly from most and perhaps all other mutual funds, they are worth repeating.

*    We work as hard to reduce risk as to maximize gain.

* Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.

* We will make short-term, opportunistic investments as well as more typical long-term ones.

* No type of investment is off-limits (bonds, stocks, convertibles, etc.) if the risk/reward characteristics are attractive.

*    Our  decisions  reflect  case-by-case   investment  judgment;  we  have  no
     all-encompassing formula.

* Our asset allocations result largely from individual security decisions, not vice versa.

* In general, we favor large-cap stocks over small-cap because we like to take big positions, making the most of our intensive analysis of individual securities.

OUTLOOK

     One year ago we thought we were being a tad too optimistic in view of the market's six consecutive years with almost no sick days. But with hindsight, we were too cautious. What's changed since then in the environment and our thinking?

     The ECONOMY still looks fine. Yes, Christmas retail sales disappointed some merchants, and, yes, some Americans have too much credit card debt, but we expect only a moderate slowing. CORPORATE EARNINGS growth in 1998, however, is not likely to match that of 1997. We are at record-high profit margins, and if inflation is truly subdued, with price increases hard to come by, profits could well be squeezed. In this respect, we think the outlook has certainly deteriorated. With regard to INTEREST RATES, we've gone from predicting a modest rise to thinking that almost anything is possible. The combination of low inflation and possible profit problems or a slowing economy might drive rates far lower than we thought possible. On the other hand, financial turmoil might move them up substantially. There is a strange syndrome here, and we're among those whose predictive powers can't cope. Finally, we consider VALUATION to be the most significant negative facing the stock market, just as it was 12 months ago. Historic yardsticks like price/earnings ratios and dividend yields are off the charts, and we're skeptical of the underlying accounting. Many observers feel that, with strong money flows into equities and other financial assets, the old rules are irrelevant. We have not been able to make that leap of faith--but then, we may have hypochondriacal tendencies.

==============================
BUT  NOW IS  ALWAYS  THE  MOST
DIFFICULT TIME TO INVEST.
------------------------------

     Managing the portfolio within the context of this thinking is difficult. But NOW is always the most difficult time to invest. Despite our concerns, we are loath to eliminate holdings that have positive characteristics or to take up an excessively defensive posture in other ways. Our experience has been that extreme investment positions are rarely the best strategy and more often the worst--two aspirin are good, 10 are not better. Of course, we wish we could cheaply vaccinate the portfolio against loss, but we can't. What's possible and reasonable is our continued cautious strategy, a balanced asset mix, focus on value stocks, and the occasional investment with special terms like the TVA bonds mentioned earlier. In closing, let me remind you of our two rules of investing: Number one--don't lose your money. Number two--don't forget the first rule.

Respectfully submitted,

/s/

Richard P. Howard
President and Chairman of the Investment Advisory Committee
January 19, 1998

T. Rowe Price Capital Appreciation Fund
================================================================================
Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
--------------------------------------------------------------------------------
FirstEnergy/Cleveland Electric ...............................              7.1%
Tennessee Valley .............................................              4.8
Genentech ....................................................              3.3
Amerada Hess .................................................              3.2
Automatic Data Processing ....................................              3.0
--------------------------------------------------------------------------------
Loews ........................................................              2.9
Unicom .......................................................              2.8
Rouse ........................................................              2.5
Washington Post ..............................................              2.3
New York Times ...............................................              2.2
--------------------------------------------------------------------------------
Time Warner ..................................................              1.9
WMX Technologies .............................................              1.6
Texaco .......................................................              1.6
Roche Holdings ...............................................              1.5
Great Lakes Chemical .........................................              1.5
--------------------------------------------------------------------------------
Newmont Mining ...............................................              1.5
Philip Morris ................................................              1.5
Murphy Oil ...................................................              1.5
Chris-Craft ..................................................              1.5
Wheelabrator Technologies ....................................              1.4
--------------------------------------------------------------------------------
Kemper .......................................................              1.4
Homestake Mining .............................................              1.4
ALZA .........................................................              1.3
LONRHO .......................................................              1.2
ENSERCH ......................................................              1.1
--------------------------------------------------------------------------------
Total ........................................................             56.0%
================================================================================

T. Rowe Price Capital Appreciation Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/97

Ten Best Contributors
--------------------------------------------------------------------------------
FirstEnergy/Cleveland Electric ...........................................   28c
Unicom ...................................................................   13
Automatic Data Processing ................................................   13
New York Times ...........................................................   11
Washington Post 7
Mitchell Energy & Development ............................................    2
Loews ....................................................................    2
Murphy Oil ...............................................................    2
Rouse ....................................................................    2
Atlantic Richfield .......................................................    2
--------------------------------------------------------------------------------
Total ....................................................................   82c

Ten Worst Contributors
--------------------------------------------------------------------------------
Newmont Mining ...........................................................   -8c
Corning ..................................................................    4
LONRHO ...................................................................    4
Great Lakes Chemical .....................................................    3
Homestake Mining .........................................................    3
WMX Technologies .........................................................    2
MacMillan Bloedel * ......................................................    1
Polaroid .................................................................    1
Inco * ...................................................................    1
Louisiana Pacific ........................................................    1
--------------------------------------------------------------------------------
Total ....................................................................  -28c

12 Months Ended 12/31/97

Ten Best Contributors
--------------------------------------------------------------------------------
FirstEnergy/Cleveland Electric ...........................................   33c
New York Times ...........................................................   22
Automatic Data Processing ................................................   16
Washington Post ..........................................................   12
Unicom ...................................................................    8
Sandoz Capital ** ........................................................    8
Genentech ................................................................    6
Loews ....................................................................    5
American Express .........................................................    5
Chris-Craft ..............................................................    5
--------------------------------------------------------------------------------
Total ....................................................................  120c

Ten Worst Contributors
--------------------------------------------------------------------------------
Newmont Mining ...........................................................   -8c
LONRHO ...................................................................    4
Homestake Mining .........................................................    3
Price Company ** .........................................................    3
MacMillan Bloedel ........................................................    1
Readers Digest ...........................................................    1
WMX Technologies .........................................................    1
Inco .....................................................................    1
Louisiana Pacific ........................................................    1
Hills Stores .............................................................    1
--------------------------------------------------------------------------------
Total ....................................................................  -24c

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Capital Appreciation Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

PERFORMANCE CONTRIBUTIONS
6 Months Ended 12/31/97
                                                     Cents-Per-Share  Percent of
Sector                                                  Contribution  Net Assets
--------------------------------------------------------------------------------
Basic Materials ........................................        -16c          5%
Business Services and Transportation ...................         13           8
Consumer Cyclicals .....................................         -4           5
Consumer Nondurables ...................................          6          11
Consumer Services ......................................         23          12
Energy .................................................          8          11
Financial ..............................................         10          14
Process Industries .....................................         -7           5
Technology .............................................          4           1
Utilities ..............................................         43          13
U.S. Governments/Options ...............................          2           3
Miscellaneous ..........................................         --           1
Reserves and Income ....................................         23          11
--------------------------------------------------------------------------------
Total Portfolio ........................................        105c        100%
================================================================================

T. Rowe Price Capital Appreciation Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Capitial Appreciation Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/97             1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Capital Appreciation Fund          16.20%      18.49%      14.84%       14.46%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Capital Appreciation Fund
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year
                                                       Ended
                                                    12/31/97           12/31/96         12/31/95         12/31/94         12/31/93
NET ASSET VALUE
Beginning of period .....................        $     14.47          $   13.67          $ 12.10          $ 12.66          $ 11.39
Investment activities
        Net investment income ...........               0.50               0.60             0.43             0.35             0.26
        Net realized and
        unrealized gain (loss) ..........               1.82               1.70             2.30             0.13             1.52
        Total from
        investment activities ...........               2.32               2.30             2.73             0.48             1.78
Distributions
        Net investment income ...........              (0.50)             (0.60)           (0.44)           (0.35)           (0.18)
        Net realized gain ...............              (1.58)             (0.90)           (0.72)           (0.69)           (0.33)
        Total distributions .............              (2.08)             (1.50)           (1.16)           (1.04)           (0.51)
NET ASSET VALUE
End of period ...........................        $     14.71          $   14.47          $ 13.67          $ 12.10          $ 12.66
Ratios/Supplemental Data
Total return ............................              16.20%             16.82%           22.57%            3.80%           15.66%
Ratio of expenses to
average net assets ......................               0.64%              0.76%            0.97%            1.10%            1.09%
Ratio of net investment
income to average
net assets ..............................               3.17%              4.07%            3.28%            2.91%            2.37%
Portfolio turnover rate .................               48.3%              44.2%            47.0%            43.6%            39.4%
Average commission
rate paid ...............................        $    0.0377          $  0.0584               --               --               --
Net assets, end of period
(in millions) ...........................        $     1,060          $     960          $   864          $   655          $   536
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
================================================================================
                                                               December 31, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands

Common Stocks  52.7%

FINANCIAL  6.6%
Bank and Trust  0.2%
Bank Fuer International Zahlung (CHF) .............           250       $  1,561
                                                                           1,561

Insurance  4.3%
Loews .............................................       285,000         30,246
Unitrin ...........................................       125,000          8,109
Willis-Corroon ADR ................................       580,000          7,141
                                                                          45,496

Financial Services  2.1%
American Express ..................................        50,000          4,463
Fannie Mae ........................................        70,000          3,994
Fund American Enterprises .........................        73,000          8,833
Leucadia National .................................       150,000          5,175
                                                                          22,465
Total Financial ...................................                       69,522

UTILITIES  9.0%
Electric Utilities  9.0%
FirstEnergy .......................................     1,980,000         57,420
Niagara Mohawk* ...................................       800,000          8,400
Unicom ............................................       960,000         29,520
Total Utilities ...................................                       95,340

CONSUMER NONDURABLES  6.4%
Food Processing  0.5%
McCormick .........................................       200,000          5,612
                                                                           5,612

Hospital Supplies/Hospital Management  0.6%
Smith & Nephew (GBP) ..............................     2,000,000          5,913
                                                                           5,913

Pharmaceuticals  3.7%
Genentech * .......................................       570,000         34,556
Pharmacia & Upjohn ................................        25,000            916
Schering-Plough ...................................        70,000          4,349
                                                                          39,821

Miscellaneous Consumer Products  1.6%
A. T. Cross (Class A) .............................       115,000       $  1,164
Philip Morris .....................................       350,000         15,860
                                                                          17,024
Total Consumer Nondurables ........................                       68,370

CONSUMER SERVICES  8.5%
General Merchandisers  0.4%
Hills Stores * ....................................       250,000            797
Wal-Mart ..........................................        75,000          2,958
                                                                           3,755

Specialty Merchandisers  1.1%
Petrie Stores Liquidation Trust * .................     2,560,000          7,820
The Limited .......................................       150,000          3,825
                                                                          11,645

Entertainment and Leisure  0.3%
Reader's Digest (Class A) .........................        50,000          1,181
Reader's Digest (Class B) .........................        75,000          1,828
                                                                           3,009

Media and Communications  6.7%
Chris-Craft * .....................................       300,000         15,694
Meredith ..........................................       205,000          7,316
New York Times (Class A) ..........................       355,000         23,474
Washington Post (Class B) .........................        51,000         24,812
                                                                          71,296
Total Consumer Services ...........................                       89,705

CONSUMER CYCLICALS  1.2%
Miscellaneous Consumer Durables  1.2%
Corning ...........................................       160,000          5,940
Polaroid ..........................................       150,000          7,303
Total Consumer Cyclicals ..........................                       13,243

TECHNOLOGY  0.9%
Information Processing  0.9%
IBM ...............................................        90,000          9,411
Total Technology ..................................                        9,411

BUSINESS SERVICES AND
TRANSPORTATION  2.4%
Transportation Services  1.0%
Overseas Shipholding Group ........................       275,000          5,998
Ryder System ......................................       125,000          4,094
                                                                          10,092

Miscellaneous Business Services  1.4%
Wheelabrator Technologies .........................       950,000       $ 15,260
                                                                          15,260
Total Business Services and Transportation ........                       25,352

ENERGY  9.9%
Energy Services  0.7%
Energy Group ADR ..................................       160,000          7,140
                                                                           7,140

Exploration and Production  0.7%
Mitchell Energy & Development (Class B) ...........       255,000          7,427
                                                                           7,427

Integrated Petroleum - Domestic  7.0%
Amerada Hess ......................................       625,000         34,297
Atlantic Richfield ................................       130,000         10,416
Kerr-McGee ........................................        30,000          1,899
Murphy Oil ........................................       290,000         15,715
Union Texas Petroleum .............................       575,000         11,967
                                                                          74,294

Integrated Petroleum - International  1.5%
Texaco ............................................       300,000         16,312
                                                                          16,312
Total Energy ......................................                      105,173

PROCESS INDUSTRIES  4.6%
Specialty Chemicals  1.8%
Great Lakes Chemical ..............................       354,000         15,886
Millennium Chemicals ..............................       125,000          2,945
                                                                          18,831

Forest Products  2.2%
Deltic Timber .....................................        24,000            657
International Paper ...............................        50,000          2,156
Louisiana Pacific .................................       140,000          2,660
MacMillan Bloedel .................................       850,000          8,898
Weyerhaeuser ......................................       190,000          9,322
                                                                          23,693

Building and Construction  0.6%
Hanson ADR ........................................       125,000          2,883
Johns Manville ....................................       380,000          3,824
                                                                           6,707
Total Process Industries ..........................                       49,231

BASIC MATERIALS  3.0%
Mining  3.0%
Bougainville Copper (AUD) .........................     1,000,000       $    310
Homestake Mining ..................................       475,000          4,216
LONRHO (GBP) ......................................     5,000,000          7,720
Newmont Mining ....................................       540,000         15,862
Prime Resources Group (CAD) .......................       525,000          3,576
Total Basic Materials .............................                       31,684

Miscellaneous Common Stocks  0.2% .................                        2,070

Total Common Stocks (Cost $410,021) ...............                      559,101

Preferred Stocks  3.4%
Cleveland Electric, (Series L), $1.88, Adj ........        60,000          5,760
Cleveland Electric, (Series R), 8.80% .............         6,575          6,983
Cleveland Electric, (Series S), $90.00 ............         5,000          5,369
Entergy-GSU, 8.75%, Adj. B ........................        39,959          2,011
Kemper, (Series E) (144a) .........................       280,000         14,560
Niagara Mohawk, (Series A), Adj ...................        30,000            671
Niagara Mohawk, (Series B), Adj ...................        25,349            589
Niagara Mohawk, (Series C), Adj ...................        16,000            384
Total Preferred Stocks (Cost  $30,205) ............                       36,327

Convertible Preferred Stocks  1.2%
International Paper, 5.25% ........................        10,000            489
Rouse, (Series B), $3.00 ..........................       234,500         11,842
Total Convertible Preferred Stocks (Cost $ 11,855).                       12,331

Convertible Bonds  22.0%
ALZA, Sub. Notes, LYONs, Zero Coupon, 7/14/14 .....   $30,000,000         14,100
Automatic Data Processing, LYONs
                 Zero Coupon, 2/20/12 .............    40,000,000         31,790
Chiron, 1.90%, 11/17/00 ...........................    12,000,000         10,964
Enserch, 6.375%, 4/1/02 ...........................    11,850,000         12,028
Grand Metropolitan, 6.50%, 1/31/00 ................     4,000,000          5,579
Homestake Mining, Sub. Deb., (144a), 5.50%, 6/23/00    11,000,000         10,244
Inco, Deb. Notes
                 5.75%, 7/1/04 ....................     8,000,000          7,713
                 7.75%, 3/15/16 ...................     3,500,000          3,502
LONRHO Finance, 6.00%, 2/27/04  GBP ...............     3,800,000          5,430
Marriott International, LYONs, Zero Coupon, 3/25/11   $10,500,000          6,852
McKesson, Sub. Deb. Notes, 4.50%, 3/1/04 ..........     3,250,000          2,941
News America Holdings, Gtd. Notes, LYONs
                 Zero Coupon, 3/11/13 .............    17,500,000          8,318
Office Depot, LYONs, Zero Coupon, 11/1/08 .........     6,600,000          4,316
Peninsular & Orient, 7.25%, 5/19/03 ........  GBP       4,000,000          7,654

Pep Boys, Sub. Notes
                LYONs, Zero Coupon, 9/20/11 .......   $12,500,000       $  6,726
                 4.00%, 9/1/99 ....................     2,000,000          1,977
Potomac Electric Power, Deb. Notes, 5.00%, 9/1/02 .     6,000,000          5,745
Roche Holdings, LYONs, (144a), Zero Coupon, 5/6/12     35,000,000         16,319
Rouse, 5.75%, 7/23/02 .............................    12,400,000         14,136
Time Warner, Sr. Notes, LYONs, Zero Coupon, 6/22/13   $40,000,000         20,500
U.S. Cellular, LYONs, Zero Coupon, 6/15/15 ........    30,000,000         11,017
UBS Finance, MTN, 2.00%, 12/15/00 .................     1,000,000            967
WMX Technologies, Sub. Deb., 2.00%, 1/24/05 .......    20,000,000         17,194
Miscellaneous Convertible Bonds ...................                        6,439
Total Convertible Bonds (Cost $ 208,704) ..........                      232,451

Corporate Bonds  0.7%
Bellsouth Telecommunications, Deb. Notes
                 5.85%, 11/15/45 ..................     5,000,000          5,032
Merck, MTN, 5.76%, 5/3/37 .........................     2,500,000          2,573
Total Corporate Bonds (Cost  $7,469) ..............                        7,605

U.S. Government Obligations/
Agencies  9.0%
Federal National Mortgage Assn ....................
                MTN, 5.37%, 2/7/01 ................     5,000,000          4,928
                6.375%, 1/16/02 ...................     5,000,000          5,079
Tennessee Valley Authority
                5.88%, 4/1/36 .....................    29,000,000         30,009
                5.98%, 4/1/36 .....................    10,000,000         10,022
                6.235%, 7/15/45 ...................    10,000,000         10,326
U.S. Treasury Notes
                5.50%, 2/28/99 ....................    25,000,000         24,961
                6.125%, 7/31/00 ...................     2,000,000          2,021
                6.25%, 4/30/01 ....................     3,000,000          3,047
                6.75%, 5/31/99 ....................     5,000,000          5,073
Total U.S. Government Obligations/Agencies (Cost  $94,505)                95,466
Options Purchased  0.2%
Automatic Data Processing
                 Put, 2/21/98 @ $55.00 * ..........           250             17
                 Put, 5/16/98 @ $60.00 * ..........           250             80
HFS, Put, 1/17/98 @ $65.00 * ......................           200              2
IBM
                 Put, 1/17/98 @ $95.00 * ..........           250             16
                 Put, 1/17/98 @ $100.00 * .........           240             32
                 Put, 1/17/98 @ $105.00 * .........           250             78
                 Put, 1/17/98 @ $115.00 * .........           250            262
                 Put, 7/18/98 @ $120.00 * .........           250            456
Polaroid, Put, 4/18/98 @ $60.00 * .................           100            115
Schering-Plough
                 Put, 2/21/98 @ $55.00 * ..........           500             25
                 Put, 2/21/98 @ $65.00 * ..........           250            108
                 Put, 8/22/98 @ $65.00 * ..........           250            156

Texaco, Put, 4/18/98 @ $70.00 * ...................           250       $    394
The Limited
                 Put, 2/21/98 @ $25.00 * ..........           250             23
                 Put, 5/16/98 @ $30.00 * ..........           100             48
Wal-Mart, Put, 6/20/98 @ $42.50 * .................           250            111
Miscellaneous Options Purchased 108
Total Options Purchased (Cost  $3,719) ............                        2,031

Short-Term Investments  11.5%
Money Market Funds  11.5%
Reserve Investment Fund, 5.84% # ..................  $122,386,099        122,386
Total Short-Term Investments (Cost  $122,386) .....                      122,386

Total Investments in Securities
100.7% of Net Assets (Cost $888,864) ..............                  $ 1,067,698

Other Assets Less Liabilities .....................                      (7,816)

NET ASSETS ........................................                  $ 1,059,882

Net Assets Consist of:
Accumulated net investment income -
net of distributions ..............................                  $       540
Accumulated net realized gain/loss -
net of distributions ..............................                        9,492
Net unrealized gain (loss) ........................                      178,833
Paid-in-capital applicable to 72,036,202
shares of no parvalue capital stock
outstanding;  unlimited shares authorized .........                      871,017

NET ASSETS ........................................                  $ 1,059,882

NET ASSET VALUE PER SHARE .........................                  $     14.71

*    Non-income producing
#    Seven-day yield
ADR  American Depository Receipt
MTN  Medium term note
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 3.9% of net assets.
AUD  Australian dollar
CAD  Canadian dollar
CHF  Swiss franc
GBP  British sterling
LYONs Liquid Yield Option Notes

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/97
Investment Income
Income
        Interest .............................................        $  22,905
        Dividend .............................................           15,708
        Total income .........................................           38,613
Expenses
        Investment management ................................            3,861
        Shareholder servicing ................................            2,243
        Custody and accounting ...............................              165
        Prospectus and shareholder reports ...................              121
        Registration .........................................               51
        Proxy and annual meeting .............................               47
        Legal and audit ......................................               20
        Trustees .............................................               11
        Miscellaneous ........................................               13
        Total expenses .......................................            6,532
Net investment income ........................................           32,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ...........................................           91,256
        Foreign currency transactions ........................              (56)
        Net realized gain (loss) .............................           91,200
Change in net unrealized gain or loss
        Securities ...........................................           29,454
        Other assets and liabilities
        denominated in foreign currencies ....................               (3)
        Change in net unrealized gain or loss ................           29,451
Net realized and unrealized gain (loss) ......................          120,651
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $ 152,732

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                       Year
                                                                                                      Ended
                                                                                                   12/31/97                12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income ......................................................             $    32,081              $  37,057
        Net realized gain (loss) ...................................................                  91,200                 69,939
        Change in net unrealized gain or loss ......................................                  29,451                 35,504
        Increase (decrease) in net assets from operations ..........................                 152,732                142,500
Distributions to shareholders
        Net investment income ......................................................                 (31,906)               (36,888)
        Net realized gain ..........................................................                (100,813)               (55,332)
        Decrease in net assets from distributions ..................................                (132,719)               (92,220)
Capital share transactions *
        Shares sold ................................................................                 233,817                233,393
        Distributions reinvested ...................................................                 129,454                 89,884
        Shares redeemed ............................................................                (283,344)              (277,888)
        Increase (decrease) in net assets from capital
        share transactions .........................................................                  79,927                 45,389
Net Assets
Increase (decrease) during period ..................................................                  99,940                 95,669
Beginning of period ................................................................                 959,942                864,273
End of period ......................................................................             $ 1,059,882              $ 959,942
*Share information
        Shares sold ................................................................                  15,107                 16,009
        Distributions reinvested ...................................................                   8,903                  6,208
        Shares redeemed ............................................................                 (18,316)               (19,115)
        Increase (decrease) in shares outstanding ..................................                   5,694                  3,102

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

================================================================================
                                                        Number of
                                                        Contracts      Premiums
--------------------------------------------------------------------------------
Outstanding at beginning of period                              -     $        -
Written                                                       350       191,000
Exercised                                                    (350)     (191,000)
Outstanding at end of period                                    -     $        -
================================================================================

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 1997, were as follows:

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $396,762,000 and $479,880,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $888,864,000, and net unrealized gain aggregated $178,834,000, of which $201,235,000 related to appreciated investments and $22,401,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $337,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Additionally, through October 31, 1998, the management fee is subject to a performance adjustment dependent upon the investment performance of the fund as compared to the Standard & Poor's 500 Stock Index over a running 36-month period, as set forth in the investment management agreement. The performance adjustment for the year ended December 31, 1997, decreased management fees by $2,474,000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,999,000 for the year ended December 31, 1997, of which $181,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $2,162,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $641,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

*    $15,313,000 from short-term capital gains, and

* $85,500,000 from long-term capital gains; of which $32,900,000 was subject to the 20% rate gains category.

For corporate shareholders, 22% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Capital Appreciation Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES OF T. ROWE PRICE
CAPITAL APPRECIATION FUND

     We have audited the accompanying statement of net assets of T. Rowe Price Capital Appreciation Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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T. Rowe Price Discount Brokerage
================================================================================

DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE AND COMPUTER SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT SERVICE Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

** Discount applies to our current commission schedule; subject to our $35 minimum commission.


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FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Appreciation Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F72-050  12/31/97